SAB BIO INNOVATION DAY ACCELERATING DISEASE-MODIFYING TREATMENTS IN AUTOIMMUNITY January 28, 2025 (Nasdaq: SABS) EXHIBIT 99.2

Today’s Speakers Chairman and CEO Samuel Reich Alexandra Kropotova, MD Michael Haller, MD Chief Medical Officer & EVP Professor and Chief Pediatric Endocrinology University of Florida

Forward-Looking Statements The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (“SAB”) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs. This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. These forward-looking statements include, but are not limited to, statements regarding future events, including, the data, development, clinical results, and efficacy of our T1D program and other discovery programs. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB’s most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) and in other filings that SAB makes with the SEC.   Unless otherwise specified, information is current at the date hereof. The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners. © 2025 SAB BIOTHERAPEUTICS, INC

Welcome and Opening Comments Samuel J. Reich Chairman and Chief Executive Officer

Today’s Agenda Opening Comments Samuel J. Reich SAB-142: Phase 1 Study Design and Safety Profile Alexandra Kropotova, MD Q&A All Speakers SAB-142: PD data, Phase 2 Plan and Overview Michael Haller, MD

Michael J. Haller, MD, Pediatric Endocrinologist © 2025 SAB BIOTHERAPEUTICS, INC. Division Chief of the Pediatric Endocrinology Division at the University of Florida Silverstein Family Eminent Scholar Chair in Pediatric Endocrinology Dr. Haller has been involved in type 1 diabetes research since the early 1990s and has published over 200 manuscripts and more than 20 reviews/book chapters on type 1 diabetes pathogenesis, prevention, and interdiction. He is the principal investigator or co-investigator on numerous studies funded by the NIH, Breakthrough T1D, and the Helmsley Charitable Trust.  Dr. Haller's research focuses on predicting, preventing, and ultimately reversing type 1 diabetes through the use of immunotherapeutics. Dr. Haller is the Principal Investigator of the U. Florida TrialNet Clinical Center, chairs the TEDDY Clinical Implementation Committee, and was the PI of the UF/Stanford ECHO Collaborative. He has received the Mary Tyler Moore Excellence in Clinical Research Award and the University of Florida Outstanding Clinical Research Scientist award.

Type 1 Diabetes is One of the Greatest Health Challenges of Our Lifetime 1. https://www.breakthrought1d.org/explore-research/research-strategy/ 2. https://www.t1dindex.org/ 35 years of healthy life lost, on average, per person ~1.4M ~9.4M ~16.4M People with T1D globally by 20402 People with T1D globally in 20242 People with T1D cases in the US1

It’s time to change the story. We can change the lives of the millions of people impacted by T1D through unique disease-modifying therapies like SAB-142.

SAB-142 Phase 1 Study Design and Safety Profile Alexandra Kropotova, MD, MBA Chief Medical Officer

SAB-142 has Established MOA to Potentially Control or Prevent T1D Over the Entire Life Span


Indication 2:
Stage ½: “Delay the onset of T1D
Indication 1:
“Delay the progression of Stage 3”
Indication 3:
“Maintenance of Stage 3”
Genetic Risk
Immune Activation
Immune Response
Re-dosing is the key!
Stage 1
Stage 2
STOP
Stage 3
STOP
Stage 4
Starting Point
15x increased risk of T2D in those with relatives with disease
Immune Activation
Beta cells are attacked
Immune Response
Development of single autoantibody
Normal Blood Sugar
≥ 2 autoantibodies
Abnormal Blood Sugar
≥ 2 autoantibodies
Clinical Diagnosis
≥ 2 autoantibodies
Long-standing Type 1 Diabetes
Indication 4:
“Prevention of transplant rejection in Stage 4 patients receiving islet cell transplantation

10

© 2025 SAB BIOTHERAPEUTICS, INC.

SAB-142: Potential Best-In-Class T1D Immunotherapy

SAB-142 demonstrated clinically validated multi-target MOA with sustained immunomodulation in a Phase 1 trial

Phase 1 clinical data confirm SAB-142 is fully human and not immunogenic

- Doesn't cause serum sickness
- Doesn't cause anti-drug antibodies

Phase 1 clinical data demonstrate sustained "T-cell exhaustion" signature

- Clinically validated by rabbit ATG and other T1D immunomodulatory drugs
- Proven to correlate with C-peptide preservation

Phase 1 clinical data strongly position SAB-142 for potentially safe chronic dosing

Phase 1 topline results support advancement to Phase 2b SAFEGUARD study in adult and pediatric patients with new onset T1D

© 2025 SAB BIOTHERAPEUTICS, INC. 11

SAB-142-101 Study Design © 2025 SAB BIOTHERAPEUTICS, INC. Data generated for doses: 0.03, 0.1, 0.5, 1.5, and 2.5mg/kg IV 2 cohorts at 2.5mg/kg target dose Dosing: IV infusion on Day 1 and 2 Safety & Tolerability PK Data Immunogenicity: ADA Proof of Biological Activity: FACS and Cytokines

SAB-142 Safety Profile Enables Desired Ambulatory Dosing

Majority of adverse events (AEs) are mild, associated with Day 1-2 infusions and resolved by the end of the first week

Safety profile enables ambulatory dosing

- 7 Cohorts of Healthy Volunteers (HVs)
  - Total n=54, 40 HVs on SAB-142 and 14 on Placebo
- Most frequent AEs:
  - Headaches: typical for all T-cell engaging therapies, associated with Days 1-2
  - *Transient lymphopenia: anticipated PD effect; rapidly self-resolves within 1-3 days
  - Infusion-related reactions (IRRs):
    - CRS: flu-like symptoms, Grade 1 (mild) only, Day 1-2 symptoms
    - Infusion-site reactions (ISR): erythema, tenderness, phlebitis
- No drug-related SAEs
- No serum sickness, no AEs associated with ADAs
- No decrease in RBCs, no neutropenia, no lymphopenia or thrombocytopenia from Day 7 on

Overall summary of treatment emergent adverse events (safety analysis set)

	Day 1 to 7		Day 8-180	
Category	Pooled Placebo HV (N=14) n (%)	Pooled SAB-142 HV (N=40) n (%)	Pooled Placebo HV (N=14) n (%)	Pooled SAB-142 HV (N=40) n (%)
Number of participants with any:				
TEAEs	8 (57.1%)	36 (90.0%)	6 (42.9%)	18 (45.0%)
TEAEs by Severity:				
Mild	6 (42.9%)	2 (5.0%)	2 (14.3%)	13 (32.5%)
Moderate	2 (14.3%)	3 (7.5%)	4 (28.6%)	4 (10.0%)
Severe	0	14 (35.0%) *	0	1 (2.5%)
Life-threatening	0	17 (42.5%) *	0	0
Death	0	0	0	0
Treatment-related TEAEs by Severity:				
Mild	3 (21.4%)	1 (2.5%)	0	4 (10.0%)
Moderate	2 (14.3%)	3 (7.5%)	1 (7.1%)	1 (2.5%)
Severe	0	14 (35.0%)	0	0
Life-threatening	0	17 (42.5%)	0	0
Death	0	0	0	0

© 2025 SAB BIOTHERAPEUTICS, INC.
13

SAB-142 Demonstrated MOA to Deliver Potentially Best-in-Class T1D Immunotherapy © 2025 SAB BIOTHERAPEUTICS, INC. No sustained lymphodepletion (Unlike rabbit ATG that causes decrease in CD4+ T-cells for up to 2 years) No sustained total lymphodepletion No sustained CD4+ and CD8+ T-cell lymphodepletion No sustained B-cell lymphodepletion

SAB-142 Doesn’t Deplete Any Cells: No Difference vs. PBO and Baseline From Day 7 Onward © 2025 SAB BIOTHERAPEUTICS, INC. 4.35 No RBC depletion No neutropenia No thrombocytopenia Sustained immunomodulation mostly through T-cell exhaustion without any sustained cell depletion

SAB-142 Shown Not to be Immunogenic At the target dose (2.5mg/kg), both cohorts of SAB-142 didn’t generate anti-SAB-142 antibodies in HVs This demonstrated that SAB-142, fully human IgG pAbs, is less immunogenic than Thymoglobulin, rabbit IgG pAbs* *MRD=1:10 © 2025 SAB BIOTHERAPEUTICS, INC. CONCLUSION: Following a single IV infusion of SAB-142, there are no ADAs at target doses. ADA Assay Design No immunogenicity at target dose level

SAB-142-101 Topline Data Confirms Potential for Safe and Reliable Lifetime Dosing

No serum sickness in 100% randomized Healthy Volunteer subjects

Why is it important?

Serum sickness (SS) is a hypersensitivity reaction, a result of the formation of immune complexes between human proteins and heterologous (non-human) proteins

SS is observed in >70% adults and children treated with rATG; Grade 3-4 SS is observed in >50%; requires treatment with steroids[1]

Re-treating patients with treatments causing SS is likely to result in higher rate and severity of AEs

No ADAs in two 2.5mg/kg cohorts

Why is it important?

Biologics may trigger formation of antidrug antibodies (ADAs). ADAs may affect patient safety and treatment efficacy

Both rATG and teplizumab are highly immunogenic. 68% of patients treated with rATG develop ADA2. 57% of patients treated with teplizumab develop ADAs, 46% developed neutralizing ADAs

Re-treating patients is likely to cause increased ADA rates and impact on PK and consequently on efficacy

Topline data confirms competitive safety and advantageous immunogenicity profile

© 2025 SAB BIOTHERAPEUTICS, INC.
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01 Fully Human 02 Multi-target Directly induces CD4+ and CD8+ exhaustion phenotype without lymphodepletion High-titer, high-avidity multi-target modality directly targets multiple receptors on CD4+ and CD8+ cells 03 High responder rate 100% Immunological Response achieved 100% of subjects dosed with SAB-142 target dose 2.5mg/kg achieved nearly identical T-cell exhaustion profile + + Fully human biologic Results in no serum sickness and low/no immunogenicity SAB-142 is a highly competitive biologic modality

SAB-142 Overview, Phase 1 Topline Data, Phase 2 Design Presented by: Michael Haller, MD Professor and Chief, Pediatric Endocrinology  Silverstein Family Eminent Scholar Chair University of Florida SAFEGUARD Chief Investigator and Chair of the SAB-142 Advisory Board

Type 1 Diabetes Pathogenesis Atkinson, M; Eisenbarth, G.S.; Michels, A. Lancet, 2014 © SAB-142-101 data provided by SAB

Why C-Peptide vs. A1c vs. Insulin Dose ? J Clin Invest. 2021 Feb 1;131(3):e143011. doi: 10.1172/JCI143011 C-peptide IS the ONLY true measure of Beta Cell Function LONG-TERM risk of complications REDUCED LONG-TERM complication free survival...C-Peptide DCCT / EDIC – C-pep > 0.03 nmol/L associated with reduced Severe Hypoglycemia Automated Insulin - improves A1c . Insulin Use but: Does not delay disease Does not meet the needs / wants / desires of the T1D community © SAB-142-101 data provided by SAB

Why C-Peptide vs. A1c vs. Insulin Dose ? Trial Outcome Markers Initiative (TOMI) Subjects from multiiple positive/negative studies...Power Lancet - 2023 Breakthrough T1D – Diabetes 2024 © SAThe Lancet Diabetes & Endocrinology, Volume 11, Issue 12, 2023, Pages 915-925, 2023

Tzield/Teplizumab 1992 to 2022: 30 Years

TZIELD® (teplizumab-mzwv) vs. Thymoglobulin (rabbit ATG)

Thymoglobulin Depletes and Modulates © SAB-142-101 data provided by SAB

Thymoglobulin Human Thymus / T-cells > Immunized Rabbit Polyclonal Mix of Rabbit Anti-Human Antibodies FDA approved ~30 years Standard in Renal Transplant – up to 10mg/kg Near complete depletion of Treg and Teff with slow recovery at Transplant dose What about lower dose?

Thymoglobulin in Type 1 Diabetes

- **George Eisenbarth – 1985 – ATGAM**
- **START Trial - 2013 - 6.5mg/kg**
- **Low-Dose ATG - 2015 - 2.5mg/kg**
- **TrialNet Low-Dose ATG – 2018 – 2.5mg/kg**
- **Low-Dose ATG – 2024 - Stage 2 T1D**



C-Peptide AUC Mean Over Time By Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG vs Placebo
P = 0.00005
C-Peptide AUC Mean (nmol/L)
1.2
1.0
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
Placebo 31 30 30 30 26 26
ATG Only 29 29 29 29 29 28
0 3 6 9 12 18 24
Time on Study (months)

Diabetes Care. 2024 Feb 1;47(2):285-289.
JCI Insight. 2023 Aug 22;8(16):e161812
Diabetes Technol Ther. 2020 Dec;22(12):948-953.
Diabetes. 2019 Jun;68(6):1267-1276.
Diabetes Care. 2018 Sep;41(9):1917-1925

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T-cell Exhaustion Phenotype is Universally Linked to C-peptide Preservation

JCI insight

RESEARCH ARTICLE

Exhausted-like CD8+ T cell phenotypes linked to C-peptide preservation in alefacept-treated T1D subjects

Kirsten E. Diggins,[1] Elisavet Serti,[2] Virginia Muir,[1] Mario Rosasco,[1] TingTing Lu,[2] Elisa Balmas,[3] Gerald Nepom,[2] S. Alice Long,[3] and Peter S. Linsley[1]

[1]Systems Immunology, Benaroya Research Institute at Virginia Mason, Seattle, Washington, USA. [2]Immune Tolerance Network (ITN), Bethesda, Maryland, USA. [3]Translational Immunology, Benaroya Research Institute at Virginia Mason, Seattle, Washington, USA.

Exhausted-like CD8+ T cell phenotypes linked to C-peptide preservation in alefacept-treated T1D subjects - PubMed

Published in final edited form as:
Sci Immunol. 2016 November ; 1(5): . doi:10.1126/sciimmunol.aai7793.

Partial exhaustion of CD8 T cells and clinical response to teplizumab in new-onset type 1 diabetes

S. Alice Long[1], Jerill Thorpe[1], Hannah A. DeBerg[2], Vivian Gersuk[2], James Eddy[2], Kristina M. Harris[3], Mario Ehlers[4], Kevan C. Herold[5], Gerald T. Nepom[3], and Peter S. Linsley[2,*]

Partial exhaustion of CD8 T cells and clinical response to teplizumab in new-onset type 1 diabetes - PubMed

JCI insight

CLINICAL MEDICINE

Responders to low-dose ATG induce CD4+ T cell exhaustion in type 1 diabetes

Laura M. Jacobsen,[1,2] Kirsten Diggins,[3] Lori Blanchfield,[3] James McNichols,[2] Daniel J. Perry,[2] Jason Brant,[2] Xiaoru Dong,[2,4] Rhonda Bacher,[4] Vivian H. Gersuk,[3] Desmond A. Schatz,[1] Mark A. Atkinson,[1,2] Clayton E. Mathews,[1,2] Michael J. Haller,[1] S. Alice Long,[3] Peter S. Linsley,[3] and Todd M. Brusko[1,2]

[1]Department of Pediatrics, College of Medicine, University of Florida, Gainesville, Florida, USA. [2]Department of Pathology, Immunology, and Laboratory Medicine, University of Florida Diabetes Institute, Gainesville, Florida, USA. [3]Benaroya Research Institute at Virginia Mason, Seattle, Washington, USA. [4]Department of Biostatistics, University of Florida, Gainesville, Florida, USA.

Responders to low-dose ATG induce CD4+ T cell exhaustion in type 1 diabetes - PubMed

Published in final edited form as:
Cell Immunol. 2017 September ; 319: 3–9. doi:10.1016/j.cellimm.2017.07.007.

Remodeling T cell compartments during anti-CD3 immunotherapy of type 1 diabetes

S. Alice Long[a], Jerill Thorpe[a], Kevan C. Herold[b], Mario Ehlers[c], Srinath Sanda[c], Noha Lim[d], Peter S. Linsley[a], Gerald T. Nepom[a,d], and Kristina M. Harris[d,*]

[a]Benaroya Research Institute at Virginia Mason, Seattle, WA, USA

[b]Departments of Immunobiology and Internal Medicine, Yale University, New Haven, CT, USA

[c]Immune Tolerance Network, San Francisco, CA, USA

[d]Immune Tolerance Network, Bethesda, MD, USA

Remodeling T cell compartments during anti-CD3 immunotherapy of type 1 diabetes - PubMed

RESEARCH ARTICLE

The Journal of Clinical Investigation

Autoreactive CD8+ T cell exhaustion distinguishes subjects with slow type 1 diabetes progression

Alice E. Wiedeman,[1] Virginia S. Muir,[2] Mario G. Rosasco,[2] Hannah A. DeBerg,[2] Scott Presnell,[2] Bertrand Haas,[2] Matthew J. Dufort,[2] Cate Speake,[3] Carla J. Greenbaum,[3] Elisavet Serti,[4] Gerald T. Nepom,[1,4] Gabriele Blahnik,[1] Anna M. Kus,[1] Eddie A. James,[1] Peter S. Linsley,[2] and S. Alice Long[1]

[1]Translational Research Program, [2]Systems Immunology, and [3]Diabetes Program, Benaroya Research Institute (BRI) at Virginia Mason, Seattle, Washington, USA. [4]Immune Tolerance Network (ITN), Bethesda, Maryland, USA.

Autoreactive CD8+ T cell exhaustion distinguishes subjects with slow type 1 diabetes progression - PubMed

28

SAB-142 Demonstrates MOA Analogous to Rabbit ATG Key Parameters Correlative to C-peptide Preservation

01 Treg preservation

Relative Treg Cells ($CD3^+CD4^+CD127^{lo}CD25^+FoxP3^+$) ± SEM


SAB-142
% of Pre-Infusion CD4+ Treg Cells
200
150
100
50
0
Placebo
SAB-142
C4-C5N
0 1 2 7 14 30 45 90 120
N=
Day

02 Durable CD4+ exhaustion phenotype

Mean PD-1$^+$ CD4$^+$ Cells Relative to Pre-Infusion ± SEM


SAB-142
% of Pre-Infusion PD-1+ CD4+ Cells
250
200
150
100
50
0
Placebo
SAB-142
C4-C5N
0 1 2 7 14 30 45 90 120
N=
Day

03 Transient increase in IL-6 and TNF-alpha

Mean IL-6 ± SEM


SAB-142
pg/mL
40
30
20
10
LLOQ 0
Placebo
C3 0.5mg/kg
C4 1.5mg/kg
C5 2.5mg/kg
C5N 2.5mg/kg
0 1 2 3 4 5 7 14 30
Day

Mean TNF-α ± SEM


SAB-142
pg/mL
30
20
10
LLOQ 0
Placebo
C3 0.5mg/kg
C4 1.5mg/kg
C5 2.5mg/kg
C5N 2.5mg/kg
0 1 2 3 4 5 7 14 30
Day

JCI insight
CLINICAL MEDICINE

Responders to low-dose ATG induce CD4$^+$ T cell exhaustion in type 1 diabetes

Laura M. Jacobsen,[1,2] Kirsten Diggins,[3] Lori Blanchfield,[3] James McNichols,[2] Daniel J. Perry,[2] Jason Brant,[2] Xiaoru Dong,[2,4] Rhonda Bacher,[4] Vivian H. Gersuk,[3] Desmond A. Schatz,[1] Mark A. Atkinson,[1,2] Clayton E. Mathews,[1,2] Michael J. Haller,[1] S. Alice Long,[3] Peter S. Linsley,[3] and Todd M. Brusko[1,2]

[1]Department of Pediatrics, College of Medicine, University of Florida, Gainesville, Florida, USA. [2]Department of Pathology, Immunology, and Laboratory Medicine, University of Florida Diabetes Institute, Gainesville, Florida, USA. [3]Benaroya Research Institute at Virginia Mason, Seattle, Washington, USA. [4]Department of Biostatistics, University of Florida, Gainesville, Florida, USA.

RESULTS. Treatment with low-dose ATG preserved regulatory T cells (Tregs), as measured by stable methylation of *FOXP3* Treg-specific demethylation region (*TSDR*) and increased proportions of CD4$^+$FOXP3$^+$ Tregs ($P < 0.001$) identified by flow cytometry. While treatment effects were consistent across participants, not all maintained C-peptide. Responders exhibited a transient rise in IL-6, IP-10, and TNF-α ($P < 0.05$ for all) 2 weeks after treatment and a durable CD4$^+$ exhaustion phenotype (increased PD-1$^+$KLRG1$^+$CD57$^-$ on CD4$^+$ T cells [$P = 0.011$] and PD1$^+$CD4$^+$ Temra MFI [$P < 0.001$] at 12 weeks, following ATG and ATG/G-CSF, respectively). ATG nonresponders displayed higher proportions of senescent T cells (at baseline and after treatment) and increased methylation of *EOMES* (i.e., less expression of this exhaustion marker).

CONCLUSION. Altogether in these exploratory analyses, Th1 inflammation-associated serum and CD4$^+$ exhaustion transcript and cellular phenotyping profiles may be useful for identifying signatures of clinical response to ATG in T1D.

Responders to low-dose ATG induce CD4+ T cell exhaustion in type 1 diabetes - PubMed

© SAB-142-101 **data** provided by SAB 29

Phase 1 topline results support advancement to Phase 2b SAFEGUARD study in adult and pediatric patients with new onset T1D SAB-142 Topline Phase 1 Data from Healthy Volunteer Cohorts SAB-142 demonstrated clinically validated multi-target MOA with sustained immunomodulation in Phase 1 Phase 1 data confirm SAB-142 is fully human and not immunogenic Doesn’t cause serum sickness Doesn’t cause anti-drug antibodies Phase 1 data demonstrate sustained “T-cell exhaustion” signature Clinically validated by rabbit ATG and other T1D immunomodulatory drugs Proven to correlate with C-peptide preservation Phase 1 data strongly position SAB-142 for potentially safe chronic dosing © SAB-142-101 data provided by SAB

SAB-142 Induces a Sustained Cellular Exhaustion Profile on Both CD4+ and CD8+ T-cell Subsets Demonstrating Superior Multi-target Modality © SAB-142-101 data provided by SAB Shift towards exhaustion profile across multiple markers Sustained CD4+ exhaustion profile Sustained CD8+ exhaustion profile Both CD4 and CD8 T-cells expressing PD-1 and TIGIT notably increase at day 30 and continue to increase through day 120

SAB-142 Clearly Induces a Sustained Cellular Exhaustion Profile on Both CD4+ and CD8+ T-cell Subsets © SAB-142-101 data provided by SAB SAB-142 induces a sustained cellular exhaustion profile on both CD4+ and CD8+ T-cell subsets demonstrating superior multi-target modality

SAB-142 Produces Increasing PD-1 MFI Expression Levels on Both CD4+ and CD8+ T-cells Supporting Continued Reprogramming of These Targeted Cells SAB-142 results in PD-1 MFI increase in notable dose-response manner © SAB-142-101 data provided by SAB SAB-142 produces PD1 MFI with tight grouping of individual responders showing 100% of “immunological responders” in Cohorts 4, 5, and 5N

SAB-142 Demonstrates CD4+Tcell Exhaustion Analogous to Rabbit ATG

SAB-142 CD4+ T cell exhaustion



Mean PD-1+ CD4+ Cells Relative to Pre-Infusion ± SEM
SAB-142
% of Pre-Infusion PD-1+ CD4+ Cells
Placebo
SAB-142
C4-C5N
Day
N=



Mean PD-1+ CD4+ TEMRA Cells Relative to Pre-Infusion ± SEM
SAB-142
% of Pre-Infusion PD-1+ CD4+ TEMRA Cells
Placebo
SAB-142
Day
N=

Cohorts C4, C5, & C5N Grouped (1.5mg/kg -2.5mg/kg)

Rabbit ATG CD4+ T cell exhaustion

JCI insight

Responders to low-dose ATG induce CD4+ T cell exhaustion in type 1 diabetes

Laura M. Jacobsen, ... , Peter S. Linsley, Todd M. Brusko



D
%exhausted CD4
Exhausted CD4+ T cells (percentage PD-1+KLRG1+CD57− on CD4+ T cells) (n = 279)
Responder
Responder
Non-Responder
TreatmentArm
Placebo
ATG
ATG-GCSF
Baseline
Week 2
Week 12
Week 24

Low-dose ATG was found to persistently induce expression of coinhibitory receptors (PD-1, KLRG1) on T cells and, thus, exhaustion-like phenotypes in CD4+ T cell populations.

© SAB-142-101 data provided by SAB 34

SAB-142 Not Only Preserves Tregs but Also Induces T-reg Activation State © SAB-142-101 data provided by SAB SAB-142 T-regulatory cells “sparing” effect demonstrated by no difference vs. baseline and PBO from Day 14 onwards SAB-142 triggers activated state of T-regulatory cells demonstrated by increase in TIGIT+ Tregs by Day 45 that continues to increase through Day 120

SAB-142 Doesn't Cause Sustained Total, T or B-cell Lymphodepletion

No sustained total lymphodepletion



Relative Absolute Lymphocytes ± SEM
SAB-142
% of Pre-Infusion Cell Number
Placebo
C3 0.5mg/kg
C4 1.5mg/kg
C5 2.5mg/kg
C5N 2.5mg/kg
Day
N =

No sustained CD4+ and CD8+ T-cell lymphodepletion



Mean CD4+ and CD8+ T Cells ± SEM
SAB-142
% of Mature T Cells
CD4
SAB-142
Placebo
CD8
SAB-142
Placebo
C4-C5N
Day
N=

No sustained B-cell lymphodepletion



Relative B Cells (CD3-CD56-CD19+) ± SEM
SAB-142
% of Pre-Infusion B Cells
Placebo
SAB-142
C4-C5N
Day
N=

© SAB-142-101 data provided by SAB
36

Efficacy of Rabbit ATG is Not Associated with the Degree of Lymphodepletion © SAB-142-101 data provided by SAB  Rabbit ATG results in sustained CD4+ decrease for up to 2 years Sustained decrease in CD4+ or CD8+ T-cells has not been shown to correlate with C-peptide preservation Responders to low-dose ATG induce CD4+ T cell exhaustion in type 1 diabetes - PubMed

SAB-142 Doesn’t Lymphodeplete T Regulatory Cells, Unlike Teplizumab

SAB-142 T-regulatory cells “sparing” effect demonstrated by no difference vs. baseline and PBO from Day 14 onwards

SAB-142 triggers activated state of T-regulatory cells demonstrated by increase in TIGIT+ Tregs by Day 45 that continues to increase through Day 120

Teplizumab

Relative Treg Cells ($CD3^+CD4^+CD127^{lo}CD25^+FoxP3^+$) ± SEM



SAB-142
Placebo
SAB-142
% of Pre-Infusion CD4+ Treg Cells
200
150
100
50
0
C4-C5N
0 1 2 7 14 30 45 90 120
N= 8 3 8 7 7 6 3 3
18 17 16 18 17 8 4
Day

Relative TIGIT+ Treg Cells ($CD3^+CD4^+CD127^{lo}CD25^+FoxP3^+$) ± SEM



SAB-142
Placebo
SAB-142
% of Pre-Infusion TIGIT+ Treg Cells
150
100
50
C4-C5N
0 1 2 7 14 30 45 90 120
N= 8 3 8 7 7 6 3 3
18 17 16 18 17 8 4
Day

3. Results

3.1 Each course of teplizumab reduces the circulating pool of CD3-expressing lymphocytes



CD4+ Treg
% of Lymphocytes
2.5
2.0
1.5
1.0
0.5
0.0
***
***
***
**
***
***
***
C1
C2
0 3 6 9 12 15 18 21 24
Months

Within the pool of circulating CD4 T cells, teplizumab reduced Treg more than non-Treg (**~58%** vs. ~35% change from baseline, respectively)

https://pubmed.ncbi.nlm.nih.gov/28844471/
© SAB-142-101 data provided by SAB
38

SAB-142 CD4+ exhaustion signature CD8+ exhaustion signature Treg preservation No sustained lymphodepletion (Tconv and/or Tregs) No anti-drug antibodies No serum sickness C-peptide preservation Primary endpoint 39 SAB-142 exhibits multi-target T-cell exhaustion profile and Treg-sparing without sustained lymphodepletion analogous to naturally occurring spontaneous partial remission known as honeymoon period SAB-142 Demonstrated Competitive MOA with T-Cell Exhaustion Signature Correlated with C-peptide Preservation © SAB-142-101 data provided by SAB

SAB-142 Topline Data Supports Potentially Best-in-Class T1D Immunotherapy

MOA indicates "exhaustion" profile across CD4+ and CD8+ T-cells, strongly correlated with C-peptide preservation

SAB-142 is positioned for chronic dosing due to no sustained lymphodepletion

SAB-142 has a competitive dosing regimen in ambulatory setting



CD4+ Exhaustion profile   **CD8+ Exhaustion profile**


Mean CD4+ and CD8+ T Cells ± SEM
SAB-142
% of Mature T Cells
80
60
40
20
0
0 1 2 7 14 30 45 90 120
N= 8 3 8 7 7 6 3 3
18 17 16 18 17 8 4
Day
CD4
SAB-142
Placebo
CD8
SAB-142
Placebo
C4-C5N

- ✓ **Target dosing over 2-3 days vs. 12-14 days with teplizumab**
- ✓ **Infusion over ~6 hrs vs 12 hrs in MELD-ATG**

Combined Treg preservation and activation, cellular differentiation shift to a T-cell memory phenotype, and subsequent increase in CD4+ & CD8+ cellular exhaustion markers collectively contribute to the immune modulation MOA that could result in the sustained restoration of immune tolerance correlated with C-peptide preservation and delaying the onset of T1D.
(Jacobsen et al 2023; Riquelme et al, 2018; Yu et al, 2009)

© SAB-142-101 data provided by SAB 40

Robust Clinical Data Generated Across Multiple Clinical Studies of SAB-142 Supports Efficient Full Development Low-Dose rabbit ATG preserved C-Peptide vs. placebo in stage 3 T1D patients informing SAB to pursue SAB-142 in human clinical studies Decline in C-Peptide AUC Mean Over 2 Years SAB-142 demonstrated clinically validated multi-target MOA inducing sustained T-cell exhaustion with no lymphodepletion, serum sickness or anti-drug antibodies 01 Low-Dose rabbit ATG Phase 2 Academic Study by Haller 02 Phase 1 SAD HV Study Phase 1 topline results support MOA competitive to rATG and teplizumab and advancement into a Phase 2B (SAFEGUARD) study Potential registrational Phase 2b Study in Stage 3 T1D patients Primary endpoint being C-peptide along with Time-In-Range (TIR) as the leading clinical end point Global study expected to initiate mid 2025 Interim data expected mid 2026 © SAB-142-101 data provided by SAB

SAB-142: Multicenter Global Phase 2b in Stage 3 Type 1 Diabetes Patients

SAFEGUARD study: **SAF**ety and **E**fficacy of human anti-thymocyte immuno**G**lob**U**lin SAB-142 **AR**resting progression of type 1 **D**iabetes

Global study expected to initiate mid 2025

SafeGUARD

Trial design:

- 142 pediatric, adolescent, and adult patients (5-40 years)
- Randomized, double-blind, placebo-controlled, dose-ranging study

Inclusion criteria:

- New onset Stage 3 T1D: within 100 days of diagnosis
- Baseline C-peptide ≥200 pmol/L

Dosing regimen:

- Intravenous (IV)
- 0.5 mg/kg on Day 1 and remainder of dose Day 2/3

Stage 3 T1D Randomized 1:1:1
- High Dose
- Low Dose
- Placebo

Endpoints

Primary:
Stimulated C-peptide following 2-hr MMTT at 12 months (detect at least 40% difference with 80% power)

Secondary:

- Lead Clinical end point: Time in Range
- Other Secondary end points:
  - Time in Tight Range, Time Below Range
  - Insulin use
  - HbA1c
  - Hypoglycemic episodes
  - Safety



United States (FDA) | Europe (EMA) | United Kingdom (MHRA) | Australia (TGA)

© SAB-142-101 data provided by SAB

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Q&A Session Chairman and CEO Samuel Reich Alexandra Kropotova, MD Michael Haller, MD Chief Medical Officer & EVP Professor and Chief Pediatric Endocrinology University of Florida